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                                                                    Exhibit 99.1

This Statement on Amended Form 3 is filed by Breeden Capital Management LLC, Breeden Partners (California) LP, Breeden Partners LP, Breeden Partners Holdco Ltd., Breeden Partners (Cayman) Ltd., Breeden Capital Partners LLC and Richard Breeden, all of which are direct or indirect 10% beneficial owners. The principal business address of each of the Reporting Persons is 100 Northfield Street, Greenwich, Connecticut 06830.

Name of Designated Filer: Breeden Capital Management LLC

Date of Event: December 27, 2007

Issuer Name and Ticker or Trading Symbol: Zale Corporation (ZLC)

                                       BREEDEN PARTNERS L.P.

                                       By: Breeden Capital Partners LLC,
                                           General Partner

                                       By: /s/ Richard C. Breeden
                                           ------------------------------
                                           Richard C. Breeden
                                           Managing Member

                                       BREEDEN PARTNERS (CALIFORNIA) L.P.

                                       By: Breeden Capital Partners LLC,
                                           General Partner

                                       By: /s/ Richard C. Breeden
                                           ------------------------------
                                           Richard C. Breeden
                                           Managing Member

                                       BREEDEN PARTNERS HOLDCO LTD.

                                       By: /s/ Richard C. Breeden
                                           ------------------------------
                                           Richard C. Breeden
                                           Key Principal

                                       BREEDEN CAPITAL PARTNERS LLC

                                       By: /s/ Richard C. Breeden
                                           ------------------------------
                                           Richard C. Breeden
                                           Managing Member

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